IBG Adriatica	12 Months Ended
Dec. 31, 2012
IBG Adriatica
Note 21.	IBG Adriatica

In June 2011, IBG formed a wholly owned subsidiary, IBG Adriatica Holdings (Adriatica), to acquire loans from First United Bank, Durant, Oklahoma (First United Bank). The loans had an aggregate face value of $23,000 and were secured by approximately 27 acres of real property located in the Adriatica Development in McKinney, TX.

The purchase price of the loans was $16,250, of which $12,188 was financed with First United Bank. The loan is guaranteed by IBG.

Adriatica subsequently acquired the real property through a deed in lieu of foreclosure. The real property consists of a commercial office building, retail center, residential lots and a multi-story parking garage. The property was recorded at a fair value net of selling costs of $16,949 based on a current independent appraisal and a gain of $699 was recognized. In addition, Adriatica purchased a building located on the property for $442 and has capitalized improvements of $54 during the year ended December 31, 2011.

Management has engaged a project manager to oversee and market the development. Adriatica incurred expenses of approximately $447 and $303 during the years ended December 31, 2012 and 2011, respectively, to complete finish out of the garage and other maintenance to prepare the property to sell.

In December 2011, a tract of land adjacent to the garage and rights to parking spaces were sold to an investment partnership comprised of certain of the Company’s principals, including the Chairman of the Board and the largest shareholder as well as certain other directors of the Company. Adriatica received proceeds of $1,500 for this property which was the appraised value. Adriatica recognized a gain of $115 due to minimal selling costs incurred on the sale. In December 2012, an additional tract of land and parking was sold to the same investment partnership for net proceeds of $3,443 generating a gain of $869. The investment partnership has an option to buy another 32,000 square feet of undeveloped property in the future. Management believes that these transactions have comparable terms to those that could be arranged with an independent third party.

Also during 2012, Adriatica sold two townhomes and an office building to unrelated entities and recognized a total gain of approximately $686 on these sales.

The retail center has leased space to several tenants with lease contracts expiring from 2013 through 2016. Adriatica recognized rental income of approximately $1,055, $442 and $0 during the years ended December 31, 2012, 2011 and 2010, respectively. The rental income is recorded in the statements of income as an offset to expenses from operations of IBG Adriatica. The retail leases will transfer with the property at the time the retail center is sold.